UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07639

T. Rowe Price Institutional Equity Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2013

Item 1. Report to Shareholders

Institutional Small-Cap Stock Fund	December 31, 2013

Highlights

  Small-cap shares generated stellar returns in 2013 amid improving fundamentals and a momentum-driven rally during a continued low interest rate period.

  The fund enjoyed extraordinary returns for the year.

  The market’s strong gains in the past six months prompted us to trim or sell companies whose valuations became stretched or exceeded our small-cap market capitalization ranges.

  Valuations of small-caps have been driven sharply higher, and we would advise investors to adjust their expectations about future gains and recognize the importance of diversification to meet their long-term financial goals.

The views and opinions in this report were current as of December 31, 2013. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

Manager’s Letter
T. Rowe Price Institutional Small-Cap Stock Fund

Dear Investor

Small-cap stocks generated stellar gains in 2013, rising 38.82%, the fourth-best return since the inception of the Russell 2000 Index in 1979. Our Institutional Small-Cap Stock Fund rose 39.56%, outperforming the index’s strong returns and competitive funds as measured by the Lipper Small-Cap Core Funds Index.

The Institutional Small-Cap Stock Fund gained 39.56% in 2013, compared with 38.82% for the Russell 2000 Index and 36.13% for the Lipper Small-Cap Core Funds Index. The fund gained 19.87% in the last six months, outperforming the Russell 2000 and the peer group index. Based on cumulative total return, Lipper ranked the Institutional Small-Cap Stock Fund in the top 10% of small-cap core funds in the 3-, 5-, and 10-year periods ended December 31, 2013. Lipper ranked the Institutional Small-Cap Stock Fund 212 of 718, 62 of 646, 35 of 591, and 23 of 352 small-cap core funds for the 1-, 3-, 5-, and 10-year periods ended December 31, 2013, respectively. (Results will vary for other periods. Past performance cannot guarantee future results.)

Where did such strong performance come from? Similar to 2003, the lowest-quality and highest-risk small-caps outperformed higher-quality stocks, according to a study by Bank of America Merrill Lynch, which measured returns based on liquidity, earnings, and growth rates.

The Russell 2000 Index historically has followed strong market returns with further appreciation in the subsequent calendar year, and, as we write, the U.S. economy appears to be reaccelerating, our firms continue to see improvements in European economies, and China looks as if it will continue to grow, thus giving us a constructive backdrop for equities.

Our greatest concern remains extended valuations in small-caps. The asset class is richly priced, value is hard to find, and a decade or more of limited initial public offering (IPO) activity has more dollars chasing fewer names. With that backdrop, we would caution investors not to expect future returns to match the extraordinary gains of 2013. We continue to be cautious in the small-cap space, and our concerns are detailed in the Outlook section of this letter.

Performance Review

For the six-month period, our best sector returns included financials, health care, industrials and business services, and energy. Problem sectors included consumer discretionary; consumer staples; and materials, where stock selection hindered performance.

In financials, healing credit markets, a resumption of loan growth, and rising markets had positive effects on our holdings. Five years after the financial crisis, the market has finally begun to discount an end to the Fed’s quantitative easing program. As rates rise with the improving business cycle, asset-sensitive banks can earn stronger returns. Signature Bank, Western Alliance Bancorp, and Texas Capital Bancshares all fit this mold, and their shares rose strongly. Signature Bank rose on solid earnings amid better loan growth than its peers and favorable indications for future deposit and loan growth. Western Alliance and Texas Capital generated strong gains, as both banks have seen improving credit trends. Texas Capital is experiencing good loan growth in its specialty finance business. Healing credit is also a theme that plays into the strong recovery experienced by E*TRADE Financial, which gained on better credit metrics in its mortgage and home equity holdings. Moreover, the firm has won approval from regulators to distribute $100 million of excess capital to the holding company. Rising capital markets also presented a strong tailwind for several of our holdings, notably Waddell & Reed Financial and Financial Engines, a top holding in the portfolio. Waddell & Reed reported strong earnings, and its assets under management exceeded expectations. Financial Engines, which provides financial advice to corporate plan participants, also experienced strong asset growth. We expect promising growth in its retirement income solutions business. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Health care shares turned in another strong performance. Incyte continued to exceed expectations with its drug Jakafi, for treatment of patients with myelofibrosis. Incyte is also seeking U.S. Food and Drug Administration approval of Jakafi for treatment of polycythemia vera, a rare blood disorder. Its recently released data on pancreatic cancer suggests that Jakafi may also have the potential to treat other challenging solid tumors. Pacira Pharmaceuticals nearly doubled, as its non-opioid painkiller Exparel continued to gain momentum. This injectable, long-acting medication has cut opioid use; hospital stays; and, consequently, hospital costs for patients.

Among industrials and business services, Acuity Brands generated solid gains, as its LED lighting products had brisk sales amid a rebound in new commercial construction. The nonresidential construction market is in the early phases of a recovery, with square footage growing 40% slower than its long-term trend. Maintenance equipment manufacturer Toro generated strong gains despite challenging weather conditions compared with the previous year. The firm signaled its continued confidence by significantly increasing its dividend. Toro has a long history of accretive share repurchases.

Longtime utility holding UNS Energy agreed to be acquired by Fortis for a 30% premium to its trading price. As we don’t foresee competing bids, we have begun trimming the position. Energy stocks also added value in the second half of the year. Clayton Williams Energy rose briskly as the firm appears to have excellent acreage positions in the sought-after Wolfcamp shale gas development in the Permian Basin. Many theorize this acreage could have strategic value to an acquirer.

Consumer discretionary was a drag on relative performance in the past six months due to stock selection. We lost money in Francesca’s Holdings, BJ’s Restaurants, Tile Shop Holdings, and clothing retailer Express. Francesca’s fell after the firm experienced disappointing traffic and significant declining same-store sales in its gifting category. Mall traffic clearly disappointed during the holiday season, and Francesca’s modest Internet offerings could not offset declining brick-and-mortar traffic. BJ’s Restaurants declined as same-store sales and traffic also disappointed. Management hopes to reverse this trend with menu innovation. Tile Shop Holdings declined as the stock was the subject of several aggressive reports alleging accounting manipulation and management self-dealing. Tile Shop Holdings has high margins, as the ceramic tile market is quite opaque. Indeed, it is difficult for consumers to engage in effective competitive price discovery. We are monitoring the situation closely but holding on for now. Express reported disappointing trends in November due to traffic weakness. Weak sales have led to high inventory levels, further depressing the shares. One of the few bright spots in the sector was recreational boat maker Brunswick, which rose on the continued recovery in the industry. Brunswick recently laid out a multiyear plan for new product development and strong earnings growth.

We have historically had a hard time finding value in the consumer staples sector, and 2013 was no exception. The sector performed exceptionally well, and we were underweight the group. Fresh Market declined, as weaker-than-expected results in new markets raised questions about store productivity and the validity of the firm’s real estate strategy.

Materials also lagged, as we were hurt by exposure to Compass Minerals, which produces rock salt and nutrient potassium sulfate for crops. The potash market has been in turmoil following the breakup of a Russian cartel. While this hasn’t depressed potassium sulfate prices yet, volume has dropped as farmers are awaiting a possible price break. Moreover, the season was slower than expected, and southern U.S. customers remain flush with inventories following a few mild winters. If Maryland is any indication of the winter of 2013–2014, this may be a short-term problem. We were also hurt in this segment as we prematurely eliminated our position in AK Steel. AK is highly levered, and the stock gained strongly after announcing steel price increases.

In the technology sector, we were hurt by disappointing results in Angie’s List, Semtech, and RealD. Angie’s List fell after the firm reported mixed earnings results and issued tepid revenue and earnings expectations. The firm was also testing lower price points in selected markets, which generated negative press accounts. Semtech declined after the power management chip firm experienced a disappointing product cycle for a new chip tied to the Samsung Galaxy S4 phone. RealD declined on disappointing results for its 3-D movie products. Cinema licensing did not reaccelerate as planned, and the slate of movies released in the second half of the year performed below expectations. We decided to eliminate the holding. One standout in the technology sector was SS&C Technologies Holdings, a financial services software firm that offers asset management accounting platforms. Management has positioned the firm for solid organic growth and has executed on a number of attractive acquisitions. The Board of Directors also recently authorized a $100 million share repurchase program.

Portfolio Review

On the Buy Side

Our largest purchase in the past six months was Krispy Kreme. We believe the company is in the early innings of a turnaround story that could drive a significant expansion in efficiencies and lead to years of growth. Krispy Kreme is an iconic American brand but has failed to live up to its high expectations following its IPO. New management has a vision of a smaller-format store with improved economics, which should improve returns for franchisees in new geographies.

Our second-largest addition was also a new initiation of a previous holding that is now under new transformational management. Mobile Mini buys used steel ocean-shipping containers, refurbishes them, and leases them primarily to construction companies as portable storage containers throughout locations in the U.S. and the UK. New CEO Erik Olsson has led turnarounds of larger and more complex leasing companies. We believe he can implement a culture of constant improvement and drive margins and returns higher.

On the value side of the portfolio, we added new holdings in Constellium and Berry Plastics. Constellium is a “downstream” aluminum producer of fabricated parts for the aerospace, automotive, and packaging markets. Aerospace exposure is with Airbus and involves high-margin, long-term contracts. The company could benefit from the shift from steel to aluminum among automakers. Berry Plastics is a leading domestic supplier of rigid and flexible packaging products. We like the company’s consistent free cash generation and its innovative new thermoform cup. The company is an active consolidator in its industry, and its significant cash flow can be used to either deliver the balance sheet or fund intriguing acquisitions.

In the energy sector, we added two exploration and production firms and the independent power producer Dynegy. Dynegy is a highly levered play on rising natural gas prices. The company emerged from bankruptcy last fall with an improved net debt position and strong free cash flow. The firm has a fleet of Illinois coal-fired plants, which is supplemented by the recent purchase of Ameren’s coal fleet at bargain prices. The stock has been under pressure due to the Obama administration’s carbon initiatives, but we believe the sell-off has been overdone. EPL Oil & Gas is a proven operator in the shallow Gulf of Mexico, which has been out of favor with investors given its high well decline rates and heavy natural gas exposure. The advent of better seismic indicators allows petroleum engineers to see and drill deeper and to potentially drive better-than-expected growth in the Gulf. The stock appeared very cheap on a 2014 cash flow basis. In a related play, Energy XXI Bermuda is a shallow Gulf producer that is applying horizontal drilling and seismic indicators to generate more growth than the market appreciates from its assets, which have historically been out of favor due to its wells’ perceived high decline rates and high gas exposure. The company had some execution challenges that are likely improving and has a call option on ultra-deep Gulf gas.

Other interesting new investments included PS Business Parks and Pinnacle Foods. We initiated a position in PS Business Parks earlier in the year as we believe the company will drive above-average cash flow growth through the lease of existing assets, several of which were recently acquired at attractive prices. In addition, with a strong history of capital allocation, a solid balance sheet, and a reasonable valuation, we believe PS Business has the potential to produce good risk-adjusted returns over the medium term.

In December, we added to Pinnacle Foods, a position we initiated through the company’s March 2013 IPO. Pinnacle is a well-run consolidator in the North American food industry, with solid positions in frozen vegetables and baking mixes. In October 2013, Pinnacle closed the acquisition of the Wishbone salad dressing business, and we participated in a follow-on offering of Pinnacle shares in December. Pinnacle has been a strong holding since the IPO and continues to execute its strategy well.

On the Sell Side

We significantly cut or eliminated several longtime holdings following huge runs in the stock price. We eliminated our position in 3D Systems. 3-D printing has captured investors’ imaginations, and our shares had appreciated more than tenfold. Given valuation and market capitalization issues, we sold the shares.

Similarly, we trimmed Regeneron Pharmaceuticals, as its market cap continued to increase following the launch of its new therapy for macular degeneration, Eylea, significantly exceeding investors’ expectations. Although we have a favorable long-term view of Eylea and Regeneron’s drug pipeline, heightened Wall Street expectations have moderated the risk/reward balance in the stock.

Insurer Markel has been a longstanding holding in our portfolio, and we benefited from the company’s strong track record. Following the recent acquisition of competitor Alterra, the company now qualifies as a mid-cap and the acquisition modestly increases our risk profile. Therefore, we have been selling the stock.

Following its strong performance and position size, we trimmed Acuity to manage the position size. As is typical, merger and acquisition (M&A) activity led to further trading in the second half of the year. As noted earlier, we sold part of our stake in UNS Energy, given that the company is in the process of being acquired by Canada-based utility Fortis. Similarly, we eliminated ONYX Pharmaceuticals following its acquisition by Amgen, while Optimer Pharmaceuticals was acquired by Cubist Pharmaceuticals.

With valuations looking quite stretched in the technology sector following its extraordinary performance, we have significantly reduced our exposure. Indeed, we’ve learned the hard lesson that it is better to sell on the way up than to try to pick the top exit with the crowd. Splunk is a high-quality enterprise software company that is a “big data” play on collecting and analyzing data from many sources, including Web applications and mobile devices. We think the company has bright prospects, but we reduced our position as valuations became stretched. Concur Technologies, like Splunk, is a high-quality enterprise software company offering e-commerce solutions. Concur has an easy-to-use cloud-based application that has captured investors’ attention. Its rich valuation led us to trim.

We also cut exposure to Synaptics, given its strong year-to-date share gains in mobile devices. It offers touchscreen interface solutions for mobile devices and computers. We believe growth will decelerate and margins will decline as competition rises. Our bias is to trim on strength.

We sold Bankrate after a recovery in business fundamentals and a recent CEO departure. While we have confidence in the company’s strategy and believe the recovery in the insurance segment will provide a tailwind to the business in 2014, we tend to be cautious about management transitions. We took advantage of recent strength in the stock to reduce our position.

Outlook

Last year was truly exceptional for domestic small-cap stock investors. Though we can be pleased with returns, we would caution investors not to expect future returns to match the extraordinary gains of 2013. Market momentum, though, can typically remain in place for a while, thus big years such as those experienced in 2013 are often followed by reasonably positive returns in subsequent 12-month periods. The U.S. economy appears to be strengthening, boding well for domestic stocks. Europe is also showing signs of life, further boosting management confidence.

Favorable fund flows benefited our small-cap market. In fact, our sector is truly experiencing a premium valuation based on scarcity value. From 1999 through the end of 2013, the number of publicly traded firms in the Wilshire 5000 Total Market Index fell from more than 7,000 to more than 3,700. Years of M&A activity, management leveraged buyouts, and financial distress have thinned the ranks of public firms. Moreover, the number of IPOs has plummeted in the ensuing decade, with the advent of Sarbanes-Oxley compliance requirements. The result is more dollars chasing fewer public companies.

Naturally this has driven small-cap valuations sharply higher. Frankly, these rich valuations concern us. Price/earnings (P/E) ratios have now eclipsed 2007 highs, exceeding 19X forward earnings. Merrill Lynch notes in a recent study that these valuations are now greater than one standard deviation above the norm. Moreover, our good friend Lori Calvasina, a Credit Suisse small- and mid-cap equity strategist, notes that valuations on a price-to-sales ratio of 1.53 for the Russell 2000 Index are near all-time highs, making further appreciation a challenging matter.

Also, earnings expectations for the small-cap space are quite elevated, opening up the possibility of negative revisions and investor disappointment. Finally, to the extent global economies continue to recover, the backdrop for large companies’ earnings should finally improve. All these points lead us to continue to believe that large-caps will outperform small-caps in the coming periods.

While we don’t expect small-cap stocks to experience sharp depreciation, we do expect them to underperform large-cap companies. We could easily foresee a period similar to the mid-1990s, in which even in a rising economy, the small-cap sector experienced years of P/E compression and trailing returns versus the S&P 500 Index. We would strongly advise you to review your allocations to small-cap funds and consider reducing holdings in the space, particularly if you find yourself overweight in the asset class after this period of strong performance.

As always, thank you for continuing to express your confidence in us by investing in the Institutional Small-Cap Stock Fund.

Greg A. McCrickard
President of the fund and chairman of its Investment Advisory Committee

January 17, 2014

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

Fund Closed to New Investors

On January 2, 2014, T. Rowe Price closed its Institutional Small-Cap Stock Fund to new investors in order to protect the interests of the fund’s existing shareholders. Existing shareholders in the fund may continue to buy, exchange, and sell shares in accordance with our existing fund policies. The Institutional Small-Cap Stock Fund, along with the Small-Cap Stock Fund, had grown considerably through the end of 2013, and continuing to allow new investors to invest in the funds could have compromised the portfolio manager’s ability to select and hold the small-cap stocks that offer the best opportunities for long-term returns. T. Rowe Price first closed the Institutional Small-Cap Stock Fund in March 2004 and reopened the fund in April 2009. Given the recent very strong returns for small-cap stocks in general, we suggest that you review your allocation to small-cap companies—as well as your investment time horizon—and consider reducing the size of these holdings if they have grown to a larger-than-expected proportion of your overall portfolio.

Risks of Stock Investing

As with all stock and bond mutual funds, the fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. The financial markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. Investing in small companies involves greater risk than is customarily associated with larger companies. Stocks of small companies are subject to more abrupt or erratic price movements than larger-company stocks. Small companies often have limited product lines, markets, or financial resources, and their managements may lack depth and experience. Such companies seldom pay significant dividends that could cushion returns in a falling market.

Glossary

Basis point: One one-hundredth of one percentage point, or 0.01%.

Lipper indexes: Fund benchmarks that consist of a small number of the largest mutual funds in a particular category as defined by Lipper Inc.

Market capitalization: The total value of a company’s publicly traded shares.

Price/book ratio: A valuation measure that compares a stock’s market price with its book value; i.e., the company’s net worth divided by the number of outstanding shares.

Price/earnings (P/E) ratio: A valuation measure calculated by dividing the price of a stock by its reported earnings per share. The ratio is a measure of how much investors are willing to pay for the company’s earnings.

Price/sales ratio: A valuation measure calculated by dividing the price of a stock by its current or projected (forward) sales (or revenues) per share.

Return on equity (ROE): Calculated by dividing a company’s net income by shareholders’ equity, ROE measures how much a company earns on each dollar that common stock investors have put into that company. ROE indicates how effectively and efficiently the company and its management are using stockholder investments.

Russell 2000 Growth Index: A market-weighted total return index that measures the performance of companies within the Russell 2000 Index having higher price/book value ratios and higher forecast growth rates.

Russell 2000 Index: An unmanaged index that tracks the stocks of 2,000 small U.S. companies.

Russell 2000 Value Index: An index that tracks the performance of small-cap stocks with higher price/book ratios and higher forecast growth values.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Wilshire 5000 Total Market Index: An index that measures the performance of all U.S. equity securities with readily available price data.

Note: Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Portfolio Highlights

Performance and Expenses
T. Rowe Price Institutional Small-Cap Stock Fund

Performance Comparison

This table shows the value of a hypothetical $1 million investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and actual expenses. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights
T. Rowe Price Institutional Small-Cap Stock Fund

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments‡
T. Rowe Price Institutional Small-Cap Stock Fund
December 31, 2013

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the fund's relative ownership, the following securities were considered affiliated companies for all or some portion of the year ended December 31, 2013. Purchase and sales cost and investment income reflect all activity for the period then ended.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 12/31/13	Value 12/31/12
T. Rowe Price Reserve Investment Fund, 0.05%	¤	¤	$ 18	$ 29,548	$ 31,329
Totals			$ 18	$ 29,548	$ 31,329

¤Purchase and sale information not shown for cash management funds.

Amounts reflected on the accompanying financial statements include the following amounts related to affiliated companies:

Investment in securities, at cost	$ 29,548
Dividend income	18
Interest income	-
Investment income	$ 18
Realized gain (loss) on securities	$ -
Capital gain distributions from mutual funds	$ -

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities
T. Rowe Price Institutional Small-Cap Stock Fund
December 31, 2013
($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $1,082,855)	$ 1,621,564
Receivable for investment securities sold	2,880
Dividends and interest receivable	1,197
Receivable for shares sold	245
Cash	192
Other assets	56
Total assets	1,626,134
Liabilities	
Payable for shares redeemed	1,286
Investment management fees payable	873
Payable for investment securities purchased	330
Due to affiliates	8
Other liabilities	60
Total liabilities	2,557
NET ASSETS	**$ 1,623,577**
Net Assets Consist of:	
Undistributed net investment income	$ 101
Accumulated undistributed net realized gain	11,326
Net unrealized gain	538,709
Paid-in capital applicable to 80,127,413 shares of $0.0001 par value capital stock outstanding; 2,000,000,000 shares of the Corporation authorized	1,073,441
NET ASSETS	**$ 1,623,577**
NET ASSET VALUE PER SHARE	**$ 20.26**

The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price Institutional Small-Cap Stock Fund
($000s)

Year Ended 12/31/13
Investment Income (Loss)	
Income	
Dividend	$ 10,604
Interest	24
Total income	10,628
Expenses	
Investment management	8,603
Shareholder servicing	3
Prospectus and shareholder reports	29
Custody and accounting	160
Registration	92
Legal and audit	26
Directors	6
Proxy and annual meeting	51
Miscellaneous	16
Total expenses	8,986
Net investment income	1,642
Realized and Unrealized Gain / Loss	
Net realized gain (loss)	
Securities	72,061
Foreign currency transactions	(7)
Net realized gain	72,054
Change in net unrealized gain / loss on securities	360,563
Net realized and unrealized gain / loss	432,617
INCREASE IN NET ASSETS FROM OPERATIONS	**$ 434,259**

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price Institutional Small-Cap Stock Fund
($000s)

Year Ended 12/31/13	12/31/12
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 1,642	$ 5,710
Net realized gain	72,054	45,911
Change in net unrealized gain / loss	360,563	85,404
Increase in net assets from operations	434,259	137,025
Distributions to shareholders		
Net investment income	(1,541)	(6,000)
Net realized gain	(59,328)	(48,597)
Decrease in net assets from distributions	(60,869)	(54,597)
Capital share transactions*		
Shares sold	369,339	384,412
Distributions reinvested	58,275	54,128
Shares redeemed	(145,707)	(124,640)
Increase in net assets from capital share transactions	281,907	313,900
Net Assets		
Increase during period	655,297	396,328
Beginning of period	968,280	571,952
End of period	**$ 1,623,577**	**$ 968,280**
Undistributed net investment income	101	–
*Share information		
Shares sold	21,169	26,395
Distributions reinvested	2,959	3,585
Shares redeemed	(8,121)	(8,259)
Increase in shares outstanding	16,007	21,721

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price Institutional Small-Cap Stock Fund
December 31, 2013

T. Rowe Price Institutional Equity Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Institutional Small-Cap Stock Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund commenced operations on March 31, 2000. The fund seeks to provide long-term capital growth by investing primarily in stocks of small companies.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including but not limited to ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $22,000 for the year ended December 31, 2013. Additionally, the fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

In-Kind Subscriptions Under certain circumstances, and when considered to be in the best interest of the fund, the fund may accept portfolio securities rather than cash as payment for the purchase of fund shares (in-kind subscription). For financial reporting and tax purposes, the cost basis of contributed securities is equal to the market value of the securities on the date of contribution. In-kind subscriptions result in no gain or loss and no tax consequences for the fund. During the year ended December 31, 2013, the fund accepted $113,547,000 of in-kind subscriptions, including $98,082,000 from other T. Rowe Price funds.

New Accounting Guidance On January 1, 2013, the fund adopted new accounting guidance, issued by the Financial Accounting Standards Board, that requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. Adoption had no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued, and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the fund’s Board; is chaired by the fund’s treasurer; and has representation from legal, portfolio management and trading, operations, and risk management.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded domestic equity securities generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Debt securities generally are traded in the OTC market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on December 31, 2013:

There were no material transfers between Levels 1 and 2 during the year.

Following is a reconciliation of the fund’s Level 3 holdings for the year ended December 31, 2013. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at December 31, 2013, totaled $548,000 for the year ended December 31, 2013. Transfers into and out of Level 3 are reflected at the value of the financial instrument at the beginning of the period. During the year, transfers out of Level 3 were because observable market data became available for the security.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $474,453,000 and $258,573,000, respectively, for the year ended December 31, 2013.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions during the years ended December 31, 2013 and December 31, 2012, were characterized for tax purposes as follows:

At December 31, 2013, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales and the realization of gains/losses on passive foreign investment companies for tax purposes.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee equal to 0.65% of the fund’s average daily net assets. The fee is computed daily and paid monthly.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. For the year ended December 31, 2013, expenses incurred pursuant to these service agreements were $90,000 for Price Associates and $2,000 for T. Rowe Price Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of T. Rowe Price Institutional Equity Funds, Inc. and
Shareholders of T. Rowe Price Institutional Small-Cap Stock Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Institutional Small-Cap Stock Fund (one of the portfolios comprising T. Rowe Price Institutional Equity Funds, Inc., hereafter referred to as the “Fund”) at December 31, 2013, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, and confirmation of the underlying funds by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 14, 2014

Tax Information (Unaudited) for the Tax Year Ended 12/31/13

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

  $11,557,000 from short-term capital gains

  $47,770,000 from long-term capital gains, subject to the 15% rate gains category.

For taxable non-corporate shareholders, $8,729,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $8,414,000 of the fund’s income qualifies for the dividends-received deduction.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name (Year of Birth) Year Elected* [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

William R. Brody, M.D., Ph.D. (1944) 2009 [157]	President and Trustee, Salk Institute for Biological Studies (2009 to present); Director, Novartis, Inc. (2009 to present); Director, IBM (2007 to present); President and Trustee, Johns Hopkins University (1996 to 2009); Chairman of Executive Committee and Trustee, Johns Hopkins Health System (1996 to 2009)

Anthony W. Deering (1945) 2001 [157]	Chairman, Exeter Capital, LLC, a private investment firm (2004 to present); Director and Member of the Advisory Board, Deutsche Bank North America (2004 to present); Director, Under Armour (2008 to present); Director, Vornado Real Estate Investment Trust (2004 to 2012)

Donald W. Dick, Jr. (1943) 1996 [157]	Principal, EuroCapital Partners, LLC, an acquisition and management advisory firm (1995 to present)

Bruce W. Duncan (1951) 2013 [157]	President, Chief Executive Officer, and Director, First Industrial Realty Trust, owner and operator of industrial properties (2009 to present); Chairman of the Board (2005 to present), Interim Chief Executive Officer (2007), and Director (1999 to present), Starwood Hotels & Resorts, a hotel and leisure company; Senior Advisor, Kohlberg, Kravis, Roberts & Co. LP, a global investment firm (2008 to 2009); Trustee, Starwood Lodging Trust, a real estate investment trust and former subsidiary of Starwood (1995 to 2006)

Robert J. Gerrard, Jr. (1952) 2012 [157]	Advisory Board Member, Pipeline Crisis/Winning Strategies (1997 to present); Chairman of Compensation Committee and Director, Syniverse Holdings, Inc. (2008 to 2011); Executive Vice President and General Counsel, Scripps Networks, LLC (1997 to 2009)

Karen N. Horn (1943) 2003 [157]	Senior Managing Director, Brock Capital Group, an advisory and investment banking firm (2004 to present); Director, Eli Lilly and Company (1987 to present); Director, Simon Property Group (2004 to present); Director, Norfolk Southern (2008 to present); Director, Fannie Mae (2006 to 2008)

Paul F. McBride (1956) 2013 [157]	Former Company Officer and Senior Vice President, Human Resources and Corporate Initiatives (2004 to 2010)

Cecilia E. Rouse, Ph.D. (1963) 2012 [157]	Dean, Woodrow Wilson School (2012 to present); Professor and Researcher, Princeton University (1992 to present); Director, MDRC (2011 to present); Member, National Academy of Education (2010 to present); Research Associate, National Bureau of Economic Research’s Labor Studies Program (1998 to 2009 and 2011 to present); Member, President’s Council of Economic Advisors (2009 to 2011); Member, The MacArthur Foundation Network on the Transition to Adulthood and Public Policy (2000 to 2008); Member, National Advisory Committee for the Robert Wood Johnson Foundation’s Scholars in Health Policy Research Program (2008); Director and Member, National Economic Association (2006 to 2008); Member, Association of Public Policy Analysis and Management Policy Council (2006 to 2008); Member, Hamilton Project’s Advisory Board at The Brookings Institute (2006 to 2008); Chair of Committee on the Status of Minority Groups in the Economic Profession, American Economic Association (2006 to 2008 and 2012 to present)

John G. Schreiber (1946) 2001 [157]	Owner/President, Centaur Capital Partners, Inc., a real estate investment company (1991 to present); Cofounder and Partner, Blackstone Real Estate Advisors, L.P. (1992 to present); Director, General Growth Properties, Inc. (2010 to present); Director, BXMT (formerly Capital Trust, Inc.), a real estate investment company (2012 to present); Director and Chairman of the Board, Brixmor Property Group, Inc. (2013 to present)

Mark R. Tercek (1957) 2009 [157]	President and Chief Executive Officer, The Nature Conservancy (2008 to present); Managing Director, The Goldman Sachs Group, Inc. (1984 to 2008)

*Each independent director serves until retirement, resignation, or election of a successor.

Inside Directors

Name (Year of Birth) Year Elected* [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

Edward C. Bernard (1956) 2006 [157]	Director and Vice President, T. Rowe Price; Vice Chairman of the Board, Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of the Board, Director, and President, T. Rowe Price Investment Services, Inc.; Chairman of-the Board and Director, T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Chairman of the Board, Chief Executive Officer, and Director, T. Rowe Price International; Chairman of the Board, Chief Executive Officer, Director, and President, T. Rowe Price Trust Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC (1955) 2006 [105]	Chief Investment Officer, Director, and Vice President, T. Rowe Price; Chairman of the Board, Chief Investment Officer, Director, and Vice President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price Trust Company; President, Institutional Equity Funds

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth) Position Held With Institutional Equity Funds	Principal Occupation(s)

Brian W.H. Berghuis, CFA (1958) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Anna M. Dopkin, CFA (1967) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, and T. Rowe Price Trust Company

Roger L. Fiery III, CPA (1959) Vice President	Vice President, Price Hong Kong, Price Singapore, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, and T. Rowe Price Trust Company

Mark S. Finn, CFA, CPA (1963) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

John R. Gilner (1961) Chief Compliance Officer	Chief Compliance Officer and Vice President, T. Rowe Price; Vice President, T. Rowe Price Group, Inc., and T. Rowe Price Investment Services, Inc.

Gregory S. Golczewski (1966) Vice President	Vice President, T. Rowe Price and T. Rowe Price Trust Company

Gregory K. Hinkle, CPA (1958) Treasurer	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Ann M. Holcomb, CFA (1972) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

John D. Linehan, CFA (1965) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Patricia B. Lippert (1953) Secretary	Assistant Vice President, T. Rowe Price and T. Rowe Price Investment Services, Inc.

Gregory A. McCrickard, CFA (1958) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

David Oestreicher (1967) Vice President	Director, Vice President, and Secretary, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; Chief Legal Officer, Vice President, and Secretary, T. Rowe Price Group, Inc.; Vice President and Secretary, T. Rowe Price and T. Rowe Price International; Vice President, Price Hong Kong and Price Singapore

Larry J. Puglia, CFA, CPA (1960) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Deborah D. Seidel (1962) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Investment Services, Inc., and T. Rowe Price Services, Inc.

Robert W. Sharps, CFA, CPA (1971) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

J. David Wagner, CFA (1974) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

John F. Wakeman (1962) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Julie L. Waples (1970) Vice President	Vice President, T. Rowe Price

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,691,000 and $1,802,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Institutional Equity Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 14, 2014

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 14, 2014

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date February 14, 2014